SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT (this "Agreement") dated as of May 20, 1998 is by and between Automated Health Technologies, Inc., a Florida corporation (the "AHT"), and Simplex Medical Systems, Inc., a Colorado corporation ("Simplex").

                              R E C I T A L S :

     A. AHT desires to acquire 500,000 shares (the "Simplex Shares") of authorized but unissued common stock, par value $.001 per share, of Simplex ("Simplex Common Stock") in exchange for 636,239 shares, subject to adjustment as set forth herein (the "AHT Shares") of authorized but unissued common stock, par value $.01 per share, of AHT ("AHT Common Stock"), and Simplex desires to acquire the AHT Shares in exchange for the Simplex Shares.

     B. It is the intention of the parties hereto that: (i) AHT acquire the Simplex Shares in exchange solely for the AHT Shares and Simplex acquire the AHT Shares in exchange solely for the Simplex Shares (collectively, the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the "Securities Act"), and under the applicable securities laws of the respective states where AHT and Simplex are incorporated.

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, AHT and Simplex agree as follows:

     1. Exchange of Shares. AHT and Simplex agree that each will effect the Exchange, pursuant to which the Simplex Shares will be exchanged for the AHT Shares. Other than for the exchange of stock contemplated hereby, the parties do not contemplate the exchange or payment of any other consideration, regardless of form. The AHT Shares and Simplex Shares to be issued in connection with the consummation of the Exchange will not be registered pursuant to the Securities Act or under the applicable securities laws of the respective states where AHT and Simplex are incorporated.

     2. Representations and Warranties of AHT. AHT represents and warrants that, except as set forth on AHT's disclosure schedule attached hereto (the "AHT Disclosure Schedule"):

         (a) Receipt of Corporate Information. All requested documents, records and books pertaining to Simplex have been delivered to AHT, and all of AHT's questions and requests for information of Simplex have been answered to the satisfaction of AHT.

         (b) Risks. AHT acknowledges and understands that the acquisition of the Simplex Shares involves a high degree of risk in that (i) AHT may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition,

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AHT could sustain a complete loss of its entire investment. AHT is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in Simplex; has evaluated such merits and risks, including risks particular to its situation; and AHT has determined that the investment in Simplex is suitable for it.

         (c) Investment Intent. The Simplex Shares are being acquired by AHT for its own account and for investment purposes.

         (d) Compliance with Federal and State Securities Laws. AHT understands that the Simplex Shares have not been registered under the Securities Act. AHT understands that the Simplex Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. AHT understands that its right to transfer the Simplex Shares will be subject to certain restrictions, which include restrictions against transfer under the Securities Act and applicable state securities laws. In addition to such restrictions, AHT realizes that it may not be able to sell or dispose of the Simplex Shares as there may be no public or other market for the Simplex Shares. AHT understands that certificates evidencing the Simplex Shares shall bear a legend substantially as follows:

               THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAW OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         (e) Corporate Organization. AHT is duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. AHT is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its assets or the operation of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of AHT taken as a whole (an "AHT Material Adverse Effect"). Except as set forth on the AHT Disclosure Schedule or as contemplated by this Agreement, AHT does not have any subsidiaries and does not own any equity interest in any other business entity. All of the capital stock of the subsidiaries of AHT shown on the AHT Disclosure Schedule is owned of record and beneficially by AHT.

         (f) Authority. AHT has the corporate power and authority to execute and deliver this Agreement and to perform all of its covenants and agreements hereunder. The execution and delivery of this Agreement by AHT, the performance by AHT of its covenants and agreements hereunder and the consummation by AHT of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

         (g) Enforceability. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of AHT, enforceable against AHT in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive

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relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

         (h) Noncontravention. Neither the execution and delivery of this Agreement by AHT, nor the consummation of the transactions contemplated hereby, nor the performance by AHT of its covenants and agreements hereunder
(i) violates any provision of the Articles of Incorporation or By-Laws of AHT;
(ii) violates any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which AHT is a party or by which any of its assets is bound; or (iii) conflicts with or will result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which AHT is a party or by which AHT or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have an AHT Material Adverse Effect.

         (i)  Capitalization.  The authorized capital stock of AHT consists of
(i) 5,000,000 shares of preferred stock, $.001 par value per share ("AHT Preferred Stock"), of which 993,750 shares are issued and outstanding; and
(ii) 95,000,000 shares of AHT Common Stock, of which, prior to the Exchange, 1,718,640 shares are issued and outstanding. The AHT Disclosure Schedule sets forth a list of all options, warrants or other securities exercisable for, convertible into or exchangeable for AHT Preferred Stock or AHT Common Stock or other subscription, commitments or agreements for AHT to issue AHT Preferred Stock or AHT Common Stock.

         (j) Approvals. Except as may be required under federal and state securities laws (which have been or, in the case of compliance required on a post-sale basis, will be complied with), the execution, delivery and performance of this Agreement by AHT does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of AHT. The issuance of the AHT Shares pursuant to this Agreement is not subject to the registration or prospectus delivery requirements of
Section 5 of the Securities Act.

         (k) Legal Proceedings. There are no (i) actions, suits, claims, investigations or legal, or administrative or arbitration proceedings pending or, to the best knowledge of AHT, threatened against or affecting AHT, whether at law or in equity, or before or by any governmental authority; (ii) judgments, decrees, injunctions or orders of any governmental authority or arbitrator against AHT which, in any case, could have an AHT Material Adverse Effect.

         (l) Financial Statements. The unaudited consolidated financial statements of AHT as of December 31, 1997 and for the year then ended (the "AHT Financial Statements") included in the AHT Disclosure Schedule were prepared in accordance with generally accepted accounting principles applied

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on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or to the extent footnotes thereto have been omitted) and fairly present (subject to normal audit adjustments) the financial position of the Company at the dates thereof and the consolidated results of the operations and statement of changes in financial position for the periods then ended.

         (m) Absence of Undisclosed Liabilities. Except as disclosed in the AHT Financial Statements or as incurred in the ordinary course of business subsequent to December 31, 1997, as of the date hereof (i) AHT has no material liability of any nature (matured or unmatured, fixed or contingent) that was not provided for or disclosed in the AHT Financial Statements, and (ii) to the best knowledge of AHT, all liability reserves established by AHT set forth in the AHT Financial Statements were adequate in all material respects for the purposes indicated therein.

         (n) No Change. Since December 31, 1997, except as contemplated by this Agreement, there has not been (i) any material change in the condition (financial or otherwise), operations, results of operations, assets, liabilities, business or prospects of AHT taken as a whole; (ii) any material liability or obligation (contingent or otherwise) incurred by AHT, other than current liabilities (or obligations) or capital leases incurred in the ordinary of business; (iii) any asset or property of AHT made subject to a lien of any kind, except (a) liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings provided adequate reserves with respect thereto are maintained on AHT's books in accordance with generally accepted principles; (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings; (c) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (d) deposits to secure the performance of contracts, bids, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature; (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business; and liens which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of AHT's business; (iv) any waiver of any material valuable right of AHT, or the cancellation of any material debt or claim held by AHT; (v) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of AHT Common Stock, or any agreement or commitment therefor; (vi) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of AHT, except, with respect to tangible assets, in the ordinary course of business; (vii) any loan by AHT to any officer, director, employee or shareholder of AHT, or any agreement or commitment therefor; (viii) any material damage, destruction or loss (whether or not covered by insurance) which does or may adversely affect the condition (financial or otherwise), operations, results of assets, property, business or prospects of AHT; or (ix) any change in the accounting methods or practices followed by AHT.

         (o) Taxes. AHT has accurately prepared and timely filed or has had accurately prepared and timely filed on its behalf all tax returns which, to its knowledge, are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any nation or government, any state or other

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political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books); and, to its knowledge, no tax liens have been filed nor claims being asserted with respect to any such taxes, fees or other charges.

         (p) Related Party Transactions. No current principal shareholder or current or former director, officer or employee of AHT nor any "affiliate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of any such person, is currently, or since January 1, 1996 has been, directly or indirectly through its affiliation with any other person or entity, a party to any transaction (other than as an employee, consultant or shareholder) with AHT, as the case may be, providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments from or to any such person.

         (q) Disclosure. The representations or warranties made by AHT in this Agreement or in any other document or certificate furnished in connection herewith did not contain at the time made or, if set forth herein, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are made, not misleading in any material respect. There is no fact known to AHT that has an AHT Material Adverse Effect or, other than general economic conditions in the industry in which the Company operates, that the Company reasonably believes will in the future have an AHT Material Adverse Effect, which has not been set forth in this Agreement or in the AHT Disclosure Schedule.

     3. Representations and Warranties of Simplex. Simplex represents and warrants that, except as set forth on Simplex's disclosure schedule attached hereto (the "Simplex Disclosure Schedule") or in Simplex's Annual Report on Form 10-KSB for the year ended December 31, 1997 (the "Simplex SEC Report"):

         (a) Receipt of Corporate Information. All requested documents, records and books pertaining to AHT have been delivered to Simplex, and all of Simplex's questions and requests for information of Simplex have been answered to the satisfaction of Simplex.

         (b) Risks. Simplex acknowledges and understands that the acquisition of the AHT Shares involves a high degree of risk in that (i) Simplex may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, Simplex could sustain a complete loss of its entire investment. Simplex is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in AHT; has evaluated such merits and risks, including risks particular to its situation; and Simplex has determined that the investment in Simplex is suitable for it.

         (c) Investment Intent. The AHT Shares are being acquired by Simplex for its own account and for investment purposes.

         (d) Compliance with Federal and State Securities Laws. Simplex understands that the AHT Shares have not been registered under the Securities Act. Simplex understands that the AHT Shares must be held indefinitely unless

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the sale or other transfer thereof is subsequently registered under the
Securities Act or an exemption from such registration is available. Simplex understands that its right to transfer the AHT Shares will be subject to certain restrictions, which include restrictions against transfer under the Securities Act and applicable state securities laws. In addition to such restrictions, Simplex realizes that it may not be able to sell or dispose of the AHT Shares as there may be no public or other market for the AHT Shares. Simplex understands that certificates evidencing the AHT Shares shall bear a legend substantially as follows:

              THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAW OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         (e) Corporate Organization. Simplex is duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. Simplex is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its assets or the operation of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of Simplex taken as a whole (a "Simplex Material Adverse Effect"). Except as set forth on the Simplex Disclosure Schedule or in the Simplex SEC Report or as contemplated by this Agreement, Simplex does not have any subsidiaries and does not own any equity interest in any other business entity. All of the capital stock of the subsidiaries of Simplex shown on the Simplex Disclosure
Schedule is owned of record and beneficially by Simplex.

         (f) Authority. Simplex has the corporate power and authority to execute and deliver this Agreement and to perform all of its covenants and agreements hereunder. The execution and delivery of this Agreement by Simplex, the performance by Simplex of its covenants and agreements hereunder and the consummation by Simplex of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

         (g) Enforceability. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of Simplex, enforceable against Simplex in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

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         (h)  Noncontravention. Neither the execution and delivery of this
Agreement by Simplex, nor the consummation of the transactions contemplated hereby, nor the performance by Simplex of its covenants and agreements hereunder (i) violates any provision of the Articles or Certificate of Incorporation or By-Laws of Simplex; (ii) violates any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which Simplex is a party or by which any of its assets is bound; or (iii) conflicts with or will result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which Simplex is a party or by which Simplex or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have a Simplex Material Adverse Effect.

         (i) Capitalization. The authorized capital stock of Simplex consists of (i) 10,000,000 shares of preferred stock, $.001 par value per share ("Simplex Preferred Stock"), of which no shares are issued and outstanding; and (ii) 100,000,000 shares of Simplex Common Stock, of which, prior to the Exchange, 7,500,000 shares are issued and outstanding. The Simplex Disclosure Schedule sets forth a list of all options, warrants or other securities exercisable for, convertible into or exchangeable for Simplex Preferred Stock or Simplex Common Stock or other subscription, commitments or agreements for Simplex to issue Simplex Preferred Stock or Simplex Common Stock.

         (j) Approvals. Except as may be required under federal and state securities laws (which have been or, in the case of compliance required on a post-sale basis, will be complied with), the execution, delivery and performance of this Agreement by Simplex does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of Simplex. The issuance of the Simplex Shares pursuant to this Agreement is not subject to the registration or prospectus delivery requirements of Section 5 of the Securities Act.

         (k) Legal Proceedings. Except as set forth in the Simplex Disclosure Schedule or in the Simplex SEC Report, there are no (i) actions, suds, claims, investigations or legal, or administrative or arbitration proceedings pending or, to the best knowledge of Simplex, threatened against or affecting Simplex, whether at law or in equity, or before or by any governmental authority; (ii) judgments, decrees, injunctions or orders of any governmental authority or arbitrator against Simplex which, in any case, could have a Simplex Material Adverse Effect.

         (l) SEC Filings, Etc. Simplex has heretofore delivered to AHT correct and complete copies of the Simplex SEC Report. The Simplex SEC Report is true and correct in all material respects at the time filed with respect to the periods covered thereby; and such report, as amended, supplemented, or updated by subsequent filings, is true and correct as of the date so amended, supplemented or updated in all material respects, does not contain any misstatement of a material facts and does not omit to state a material fact or any fact required to be stated therein or necessary to make the statements contained therein not materially misleading with respect to the periods covered thereby; and all amendments or supplements thereto required to be filed under the federal securities laws have been so filed. The consolidated financial statements of Simplex included in the Simplex SEC Report (the "Simplex Financial Statements") complied, when filed, with the then-applicable

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accounting requirements and the published rules and regulations of the
Securities and Exchange Commission (the "SEC") with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto) or, and fairly presented the financial position of Simplex at the dates thereof and the consolidated results of the operations and statement of changes in financial position for the periods then ended. Simplex has filed all documents and agreements that were required to be filed as exhibits to the Simplex SEC Report and all such documents and agreements when filed were correct and complete in all material respects. Simplex is in compliance in all material respects with the Exchange Act and the rules and regulations of the SEC thereunder.

         (m) Absence of Undisclosed Liabilities. Except as disclosed in the Simplex Financial Statements or as incurred in the ordinary course of business subsequent to December 31, 1997, as of the date hereof (i) Simplex has no material liability of any nature (matured or unmatured, fixed or contingent) that was not provided for or disclosed in the Simplex Financial Statements, and (ii) to the best knowledge of Simplex, all liability reserves established by Simplex set forth in the Simplex Financial Statements were adequate in all material respects for the purposes indicated therein.

         (n) No Change. Since December 31, 1997 there has not been (i) any material change in the condition (financial or otherwise), operations, results of operations, assets, liabilities, business or prospects of Simplex taken as a whole; (ii) any material liability or obligation (contingent or otherwise) incurred by Simplex, other than current liabilities (or obligations) or capital leases incurred in the ordinary of business; (iii) any asset or property of Simplex made subject to a lien of any kind, except (a) liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings provided adequate reserves with respect thereto are maintained on Simplex's books in accordance with generally accepted principles; (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings; (c) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (d) deposits to secure the performance of contracts, bids, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature; (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business; and (f) liens which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of Simplex's business; (iv) any waiver of any material valuable right of Simplex, or the cancellation of any material debt or claim held by Simplex;
(v) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of Simplex Common Stock, or any agreement or commitment therefor; (vi) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of Simplex, except, with respect to tangible assets, in the ordinary course of business; (vii) any loan by Simplex to any officer, director, employee or shareholder of Simplex, or any agreement or commitment therefor; (viii) any material damage, destruction or loss (whether or not covered by insurance) which does or may adversely affect the condition (financial or otherwise), operations, results of assets, property, business or prospects of Simplex; or
(ix) any changes in the accounting methods or practices followed by Simplex.

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         (o)  Taxes. Simplex has accurately prepared and timely filed or has had accurately prepared and timely filed on its behalf all tax returns which, to its knowledge, are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books); and, to its knowledge, no tax liens have been filed nor claims being asserted with respect to any such taxes, fees or other charges.

         (p) Related Party Transactions. No current principal shareholder or current or former director, officer or employee of Simplex nor any "affiliate" (as defined in the rules and regulations promulgated under the Exchange Act) of any such person, is currently, or since January l, 1996 has been, directly or indirectly through its affiliation with any other person or entity, a party to any transaction (other than as an employee, consultant or shareholder) with Simplex, as the case may be, providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments from or to any such person.


         (q) Disclosure. The representations or warranties made by Simplex in this Agreement or in any other document or certificate furnished in connection herewith did not contain at the time made or, if set forth herein, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are made, not misleading in any material respect. There is no fact known to Simplex that has an Simplex Material Adverse Effect or, other than general economic conditions in the industry in which the Company operates, that the Company reasonably believes will in the future have an Simplex Material Adverse Effect, which has not been set forth in this Agreement or in the Simplex Disclosure Schedule.

     4.  Put Option.

         (a) During the period commencing on the date of this Agreement and ending five years thereafter (the "Exercise Period"), AHT shall have the right (the "Put") to require Simplex to exchange (the "Additional Exchange") all of the then outstanding shares of AHT Common Stock on a fully diluted basis other than shares of AHT Common Stock held by Simplex), for 1,000,000 shares of Simplex Common Stock, subject to adjustment as described below (the "Additional Simplex Common Stock"). Exercise of the Put is dependent upon AHT having at the time of exercise, a net worth (calculated in accordance with generally accepted accounting principles) of at least $200,000, no debt other than trade payables in an amount not to exceed $25,000 and positive cash flow for the portion of AHT's current fiscal year during which the Put is exercised (the "Put Conditions"). The Put may be exercised only by AHT delivering to Simplex during the Exercise Period a written notice of exercise, which notice shall state AHT's desire to exercise the Put and certify AHT's compliance with the Put Conditions. Notwithstanding the foregoing, in the event that during the Exercise Period AHT shall consummate the sale (whether by means of merger, stock sale, asset sale or otherwise) of the business of its Rx Automation

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Incorporated subsidiary (the "Sale") then for a period of six months after the consummation of the Sale, AHT may exercise the Put without complying with the Put Conditions, provided, however, AHT shall escrow $1,000,000 from the proceeds of the Sale to be paid to Simplex upon consummation of the Additional Exchange.

         (b) Promptly following exercise of the Put, Simplex and AHT shall proceed in good faith to negotiate a merger or other exchange agreement necessary to effect the Additional Exchange and the parties shall use their best efforts and take such other action as may be necessary to consummate the Additional Exchange, including, without limitation (l) making and causing to be declared effective all necessary filings with the SEC, including a registration statement on Form S-4 or other applicable form, (2) securing approval of AHT's shareholders (Simplex agrees to vote all shares of AHT Common Stock it then holds in favor of the Additional Exchange), and (3) listing the Additional Simplex Common Stock for issuance on markets which it then trades.

         (c) If Simplex shall at any time after the date hereof (1) issue any Simplex Common Stock or securities convertible into Simplex Common Stock ("Convertible Securities"), or any rights to purchase Simplex Common Stock or Convertible Securities, as a dividend upon Simplex Common Stock, (2) issue any Simplex Common Stock, in subdivision of outstanding Simplex Common Stock by reclassification or otherwise, (3) combine outstanding Simplex Common Stock, by reclassification or otherwise, or (4) declare a dividend or distribution upon the Simplex Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in Simplex Common Stock, rights or Convertible Securities, then the number of Simplex Common Stock exercisable upon exercise of the Put shall be adjusted proportionately.

         (d) In case of any reorganization of Simplex after the date hereof or in case after such date Simplex shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the shareholders of AHT (other than Simplex) shall be entitled to receive, upon consummation of the Additional Exchange, the securities or property to which such persons would have been entitled upon consummation of the reorganization, consolidation or merger if the Additional Exchange was consummated immediately prior thereto.

     5.  Registration Rights.

         (a) Demand Registration Rights. (i) Simplex will, at any time during the 18 month period commencing six months after the Closing (as hereinafter defined), upon the written request (the "Request") of AHT prepare and file as promptly as is reasonably possible, upon being furnished with the requisite information for such purpose, use its best efforts to make effective a registration statement covering the distribution of the Simplex Shares to the shareholders of AHT or their resale into the public market.

              (ii) Simplex shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 5(a):

                   (1) After Simplex has effected two registrations pursuant to Section 5(i) and such registrations have been declared effective by the SEC; or

                   (2) If SEC rules and regulations require Simplex to conduct a special audit (not including an audit covering the end of Simplex's fiscal year) in order to effect such registration.


         (b) Piggy Back Registration Rights. In addition, if at any time during the two-year period commencing six months after the Closing, Simplex shall prepare and file one or more registration statements under the Securities Act, with respect to a public offering of equity or debt securities of Simplex, or of any such securities of Simplex held by its security holders, Simplex will include in any such registration statement such information as is required, and such number of Simplex Shares held by AHT as may be requested by it, to permit a public offering of the Simplex Shares so requested; provided, however, that if, in the written opinion of Simplex's managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered by AHT, when added to the securities being registered by Simplex or the selling security holder(s), would exceed the maximum amount of Simplex's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then Simplex may exclude from such offering that portion of the Simplex Shares requested to be so registered by AHT, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering, provided that Simplex shall be required to include in the offering and in the following order: first, the pro rata number of securities requested by AHT along with all other holders of securities requesting registration pursuant to registration rights which were granted on or prior to the date of this Agreement and are described in Simplex's Registration Statement; and, second, the pro rata number of securities requested by all other holders of securities requesting registration pursuant to other registration rights. In the event of such a proposed registration, Simplex shall furnish AHT with not less than 30 days' written notice prior to the proposed date of filing of such registration statement.

         (c) Obligations of Simplex. In connection with the filing of a registration statement pursuant to this Section 5, Simplex shall:

              (i) Prepare and file with the SEC a registration statement covering the Simplex Shares (the "Registration Statement") and any necessary amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement and take such other reasonable action as may be necessary to have the Registration Statement be declared effective by the SEC and keep the Registration Statement effective until the earlier of the (A) public sale of all the Simplex Shares or (B) the Simplex Shares becoming capable of full and complete public sale without registration under the Securities Act and to comply with the provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder, with respect to the disposition of the Simplex Shares;

              (ii) Notify AHT, after becoming aware thereof, (A) when the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective or (B) of any request by the SEC for amendment of or supplement to the Registration Statement or related prospectus or for additional information;

              (iii) Furnish promptly to AHT such reasonable number of copies of a prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as AHT may reasonably request in order to facilitate their disposition of the Simplex Shares;

              (iv) Use its best efforts to register and qualify the Simplex Shares under the securities or Blue Sky laws of such states as shall be reasonably requested by AHT, and prepare and file in those states such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times during the period Simplex is required to maintain the Registration Statement effective, and to take all other actions necessary or advisable to enable the disposition of such securities in such states, provided that Simplex shall not be required in connection therewith or as a condition thereto to subject itself to taxation, to qualify to do business or to file a general consent to service of process in any such states; and

              (v) Notify AHT, at any time when a prospectus relating to the Simplex Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Simplex shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission, and provide AHT with an amended or supplemented prospectus with respect to the Simplex Shares that corrects such untrue statement or opinion.

          (d) AHT's Obligations. It shall be a condition precedent to the obligations of Simplex to AHT to take any action pursuant to this Section 5 that AHT shall furnish to Simplex such information regarding AHT, the Simplex Shares and other shares of Simplex Common Stock held by AHT and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Simplex Shares and shall execute such documents in connection with such registration as Simplex may reasonably request.

          (e) Expenses of Registration. All expenses incurred by Simplex in complying with this section, including, without limitation, registration and filing fees, fees and expenses of complying with state securities and Blue Sky laws, printing expenses, and fees and disbursements of Simplex's counsel and accountants, shall be paid by Simplex; provided, however, that all fees and expenses of counsel to AHT and all selling commissions applicable to the disposition of the Simplex Shares shall not be borne by Simplex but shall be borne by AHT.

          (f)  Indemnification.

               (i) Simplex will indemnify and hold harmless AHT, the directors and officers of AHT, if any, and each person, if any, who controls AHT within the meaning of the Securities Act or the Exchange Act (each a "AHT Indemnified Party" and collectively, the "AHT Indemnified Parties"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities

(or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein information required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or (C) any violation or alleged violation by Simplex of the Securities Act, the Exchange Act or any state securities or Blue Sky law; and Simplex will reimburse each AHT Indemnified Party, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability, action or proceeding if such settlement is effected without the consent of Simplex, which consent shall not be unreasonably withheld, nor shall Simplex be liable in any such case for any such loss, claim, damage, expense, liability, action or proceeding to the extend that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Registration Statement by AHT.

               (ii) AHT will indemnify and hold harmless Simplex, each of its directors, each of its officers who has signed the Registration Statement, and each person, if any, who controls Simplex within the meaning of the Securities Act or the Exchange Act (collectively, the "Simplex Indemnified Parties") against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto and (B) the omission or alleged omission to state therein information required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such losses, claims, damages, expenses or liabilities are caused by statements made in the Registration Statement in reliance upon and in strict conformity with written information furnished by AHT expressly for use therein; and AHT will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this section shall not apply to amounts; paid in settlement or any such loss, claim, damage, expense, liability, action or proceeding if such settlement is effected without the consent of AHT, which consent shall not be unreasonably withheld.

               (iii) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying and indemnified parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this section only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that is may have to any indemnified party otherwise than under this section. The indemnification required by this section shall be made by periodic payments of the amount thereof during the course of the investigation, or defense, promptly as such expense, loss, damage or liability is incurred.

               (iv) To the extent any indemnification by an indemnifying party is prohibited or limited by law, or is otherwise unavailable to or insufficient to hold harmless an indemnified party, the indemnifying party agrees to make the maximum contribution with respect to any amounts for-which it would otherwise be liable under this section, provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (g) Rule 144 Compliance. With a view to making available to AHT the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit AHT to sell the Simplex Shares to the public without registration ("Rule 144"), Simplex agrees to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144;

               (ii) file with the SEC in a timely manner all reports and other documents required of Simplex under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and

               (iii) furnish to AHT so long as AHT owns the Shares, promptly upon request, (i) a written statement by Simplex that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of Simplex and such other reports and documents so filed by Simplex, and (iii) such other information as may be reasonably requested to permit AHT to sell the Simplex Shares pursuant to Rule 144 without registration, unless such information is generally publicly available.

     6.  Additional Covenants.

         (a) Simplex Covenants. Simplex Covenants and agrees that if prior to expiration or exercise of the Put should AHT (i) make a distribution of the 500,000 Simplex Shares issued at the Closing to AHT's shareholders, or (ii) sell the 500,000 Simplex Shares issued at the Closing and distribute all or a portion of the after-tax proceeds thereof in cash to AHT's shareholders, Simplex shall not be counted as a shareholder for purposes of such distribution and shall not be entitled to receive any Simplex Shares or cash distribution as the case may be. Simplex further covenants and agrees that should AHT exercise the Put Option after consummating the Sale, as provided in
Section 4(a), Simplex shall not be counted as a shareholder and shall not be entitled to receive any cash distribution to shareholders from the proceeds of the Sale, except as provided in said Section 4(a).

         (b) AHT Covenant. For so long as Simplex owns 50% of the original 19% AHT Shares, Simplex shall have the right to designate one nominee to AHT's Board of Directors reasonably satisfactory to AHT, and AHT shall use its best efforts to cause such designee to be elected to AHT's Board of Directors.

     7. Closing Date; Deliveries by the Parties. The exchange of the shares shall be closed contemporaneously with the execution of this Agreement (the "Closing"). At the Closing;

         (a) Documents to be Delivered by Simplex. On the Closing, Simplex will deliver, or cause to be delivered, to AHT the following:

              (i) stock certificates for the Simplex Shares being issued to AHT in connection with the Closing;

              (ii) the Stockholders' Agreement for Simplex executed by Simplex; and

              (iii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or that may be reasonably requested in furtherance of the provisions of this Agreement.

          (b) Documents to be Delivered by AHT. AHT will deliver or cause to be delivered to Simplex:

               (i) stock certificates representing the AHT Shares being issued to the Simplex in connection with the Closing;

               (ii) the Stockholders' Agreement for Simplex executed by AHT;
and

               (iii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or that may be reasonably requested in furtherance of the provisions of this Agreement.

     8. Post-Closing Adjustment. Simplex and AHT hereby acknowledge that the number of AHT Shares issued at the Closing is based upon AHT having 993,750 shares of AHT Preferred Stock and 1,718,640 shares of AHT Common Stock being issued and outstanding as of the date of this Agreement. Simplex and AHT also acknowledge that AHT is currently offering holders of AHT Preferred Stock to convert AHT Preferred Stock into AHT Common Stock and holders of AHT Notes and Warrants to exchange such Notes and Warrants for AHT Common Stock (such conversion of AHT Preferred Stock and exchange of Notes and Warrants being collectively, the "Exchange Offer"). Simplex and AHT further acknowledge that the Exchange Offer is scheduled to expire on June 15, 1998, subject to extension, in the discretion of AHT's Board of Directors. AHT agrees that upon expiration of the Exchange Offer, it shall promptly issue to Simplex such additional number of shares of AHT Common Stock (the "Additional Shares") so that the shares of AHT Common Stock issued at the Closing, when combined with the Additional Shares, shall cause Simplex to hold 19% of the total shares of AHT Preferred Stock and AHT ;Common Stock outstanding after expiration of the Exchange Offer. All references herein, to the AHT Shares shall include both the AHT Common Stock issued at the Closing and the Additional Shares, as applicable.

     9.  Indemnification.

         (a) Indemnification by AHT. AHT hereby indemnifies and holds harmless Simplex and Simplex's directors, officers, employees, and agents in respect of any and all losses, claims, demands, judgments, expenses, or liabilities, including all attorneys' fees and court costs in any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before an arbitrator ("Adverse Consequence") suffered by Simplex in connection with each and all of the following:

              (i) Any material misrepresentation or material breach of any representation or warranty made by AHT in this Agreement, the AHT Disclosure Schedule or other document attached hereto or delivered to Simplex by AHT in connection with the transactions contemplated hereby.

              (ii) The breach of any covenant, agreement, or obligation of AHT contained in this Agreement or the AHT Disclosure Schedule hereto or any other instrument specifically contemplated by this Agreement.

              (iii) Any misrepresentation contained in any statement in writing or certificate furnished by AHT pursuant to this Agreement or in connection with the transactions contemplated by this Agreement, which results in an AHT Material Adverse Effect.

              (iv) Any material, misrepresentation in or material omission from any list, the AHT Disclosure Schedule, any certificate or any other instrument required to be furnished or specifically contemplated to have been furnished pursuant to this Agreement to Simplex or its authorized representatives.

         (c) Indemnification by Simplex. Simplex hereby indemnifies and holds harmless AHT in respect of any and all Adverse Consequences incurred by AHT in connection with each and all of the following:

              (i) Any material misrepresentation or material breach of any representation or warranty made by Simplex in this Agreement or the Simplex Disclosure Schedule or other document attached hereto or delivered to AHT by Simplex in connection with the transactions contemplated hereby.

              (ii) The breach of any covenant, agreement, or obligation of Simplex contained in this Agreement or the Simplex Disclosure Schedule or any other instrument specifically contemplated by this Agreement.

              (iii) Any material misrepresentation contained in any statement in writing or certificate furnished by an officer of Simplex pursuant to this Agreement or in connection with the transactions contemplated by this Agreement.

              (iv) Any material misrepresentation in or material omission from any list, the Simplex Disclosure Schedule, any certificate or any other instrument required to be furnished or specifically contemplated to have been furnished pursuant to this Agreement to Simplex or its authorized representatives.

         (c) Procedure for Indemnification. Whenever any claim shall arise for indemnification hereunder, the party seeking indemnification ("Indemnitee") shall promptly notify the other party ("Indemnitor") of the claim and, when known, the facts constituting the basis for such claim. If any claim for indemnification hereunder results from or is in connection with any claim or Adverse Consequence by a person who is not a party to this Agreement ("Third Party Claim"), such notice shall also specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnitee shall give the Indemnitor prompt notice of any such claim and the Indemnitor shall undertake the defense thereof by representatives of its own choosing, reasonably satisfactory to the Indemnitee, at the expense of the Indemnitor. The Indemnitee shall have the right to participate in any such defense of a Third Party Claim with advisory counsel of its own choosing, at its own expense. If the Indemnitor, within a reasonable time after notice of any such Third Party Claim, fails to defend, the Indemnitee or any Affiliate of the Indemnitee shall have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of, and for the account of, the Indemnitor, at the expense and risk of the Indemnitor. The Indemnitor shall not, without the Indemnitee's written consent, settle or compromise any such Third Party Claim or consent to entry of any judgment that does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to Indemnitee and/or Indemnitee's Affiliate or Affiliates, as the case may be, an unconditional release from all liability in respect of such Third Party Claim. The Indemnitee shall not pay any claim covered by this right to indemnification prior to giving the Indemnitor the notice of such claim required by this Section 6 and the opportunity provided hereinafter, handle the claim itself.

         (d) Payment. All indemnification hereunder shall be effected upon demand by payment of cash or delivery of a cashier's check in the amount of the indemnification liability.

         (e) Survival. The indemnities contained herein shall survive the Closing and any investigation made with respect thereto for a period commencing on the date hereof and ending 18 months from the date of this Agreement; provided, however, that such indemnities shall survive as to any claim or demand made prior to such 18 months until such claim or demand is fully paid or otherwise resolved by the parties hereto in writing or by a court of competent jurisdiction.

     10. Notices. All notices, reports and other communications to AHT or Simplex hereunder shall be in writing, shall refer specifically to this Agreement and shall be hand delivered or sent by facsimile transmission with receipt confirmed or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective persons and addresses specified below (or to such other persons or addresses as may be specified in writing to the other party):

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
     If to AHT, to:       Automated Health Technologies, Inc.
                          1025 Park of Commerce Boulevard
                          Delray Beach, Florida 33445
                          Attn: President
                          Fax No.: (407) 274-4829

     If to Simplex, to:   Simplex Medical Systems, Inc.
                          430 Ansin Boulevard, Suite G
                          Hallandale, Florida 33009
                          Attn: Chairman
                          Fax No.: (954) 455-9008

        Any notice or communication given in conformity with this Section shall be deemed to be effective when received by the addressee if delivered by hand or overnight courier or by facsimile (with confirmed receipt), and three days after mailing, if mailed.

     11. No Implied Waivers; Rights Cumulative. No failure on the part of any of the parties to this Agreement to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

     12.  Miscellaneous.

          (a) Further Assurances. At any time, and from time to time, each party will execute such additional instruments and take such action as may be reasonably requested by any other party to conform or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          (b) Costs and Expenses. Each party hereto agrees to pay its or his own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

          (c) Entire Agreement. This Agreement, including all schedules and exhibits thereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

          (d) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by all parties hereto.

          (e) Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other party.

          (f) Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws.

          (g) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

          (i) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

          (j) Construction. The parties hereto and their respective legal counsel participated in the preparation of this Agreement; therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

          (k) Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

          (l) Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Any suit, action or proceeding with respect to this Agreement shall be brought in the courts of the State of Florida or in the U.S. District Court for the Southern District of Florida. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding.

          (m) Specific Performance. The parties hereto acknowledge and agree that any party's remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party, without posting any bond, shall be entitled to obtain, and the offending party agrees not to oppose the aggrieved party's request for, equitable relief in the form of specific enforcement, a temporary restraining order, a temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

          (n) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any heir or heirs, successor or successors of the parties hereto.

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
          (o) No Third-Party Beneficiaries. No person shall be deemed to possess any third-party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.

          (p) Counterparts. This Agreement may be executed in one or more counterparts each of which will be deemed an original and all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto through their duly authorized officers have executed this Agreement as of the date first written above.

                                AHT:

                                AUTOMATED HEALTH TECHNOLOGIES
                                INC., a Florida corporation



                                By: /s/ Robert D. Lohman
                                   Name: Robert D. Lohman
                                   Title: President

                                SIMPLEX:

                                SIMPLEX MEDICAL SYSTEMS, INC., a
                                Colorado corporation


                                By: /s/ Colin N. Jones
                                   Name: Colin N. Jones
                                   Title: Chairman and CEO




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